SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2004


                                SPECTRASITE, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


       001-31769                                        56-2027322
 ------------------------               ---------------------------------------
 (Commission File Number)               (I.R.S. Employer Identification Number)


                            400 Regency Forest Drive
                    Cary, North Carolina                  27511
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.       OTHER EVENTS.

         On August 16, 2004, SpectraSite, Inc. announced that it has completed the last closing in its acquisition of the leasehold and sub-leasehold interests in 191 wireless communications towers from affiliates of SBC Communications.
The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial statements of businesses acquired.

           None.

           (b) Pro forma financial information.

           None.

           (c) Exhibits.

           99.1   Press Release dated August 16, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               SPECTRASITE, INC.


DATED:     August 16, 2004                     By: /s/ Steven C. Lilly
                                                   -----------------------------
                                                       Steven C. Lilly
                                                       Vice President, Treasurer
                                                       and Co-Chief Financial
                                                       Officer



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EXHIBIT INDEX

           99.1   Press Release dated August 16, 2004.